SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 8, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission                IRS Employer
jurisdiction                       File Number               Identification
of incorporation                                             Number

Delaware                             1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                               Page 1 of 13 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         In connection with the offering, sale and delivery by Registrant of $50 million principal amount Registrant's 6.27% Notes due July 8, 1999 (the "Notes") on July 8, 1997, Registrant is filing herewith as an exhibit the form of Note. The offering, sale and delivery of the Notes, which constitutes a part of Registrant's Medium Term Notes Due Nine Months or More From Date of Issue, Series A, have been registered pursuant to the registration provisions of the Securities Act of 1933, as amended, by virtue of Registrant's Registration Statement on Form S-3 (File No. 33-65772) which, as amended by Post-effective Amendment No. 2, became effective on December 19, 1996.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 4.1 - Form of Note.















                               Page 2 of 13 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date: July 18, 1997                         By:  /s/ Susan S. Keith
                                                --------------------------
                                                  Susan S. Keith
                                                  Vice President, Secretary and
                                                  Corporate Counsel


























                               Page 3 of 13 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit                                                          Sequentially
Number                       Description                         Numbered Page

 4.1                         Form of Note                            5 of 13



































                               Page 4 of 13 Pages
                       The Exhibit Index Appears on Page 4